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                                      FORM T-1

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                              STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|



                                 THE BANK OF NEW YORK
                    (Exact name of trustee as specified in its charter)


                     New York                          13-5160382
             (State of incorporation               (I.R.S. employer
           if not a U.S. national bank)            identification no.)

          48 Wall Street, New York, N.Y.                 10286
      (Address of principal executive offices)         (Zip code)



                      UNITED STATES SURGICAL CORPORATION
               (Exact name of obligor as specified in its charter)


                     Delaware                         13-2518270
           (State or other jurisdiction of         (I.R.S. employer
            incorporation or organization)         identification no.)


                150 Glover Avenue
              Norwalk, Connecticut                        06856
      (Address of principal executive offices)         (Zip code)



                         Subordinated Debt Securities
                      (Title of the indenture securities)


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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          ---------------------------------------------------------------------
                  Name                                   Address
          ---------------------------------------------------------------------

          Superintendent of Banks       Rector Street, New York, N.Y. 10006,
          of the State of New York                   and Albany, N.Y. 12203

          Federal Reserve Bank          33 Liberty Plaza, New York, N.Y. 10045
          of New York

          Federal Deposit Insurance           Washington, D.C.  20429
          Corporation

          New York Clearing House             New York, New York   10005
          Association

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       2


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                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of March, 1998.


                                       THE BANK OF NEW YORK



                                       By: /s/ James W.P. Hall
                                          --------------------------------
                                          Name:  James W.P. Hall
                                          Title: Vice President



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                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                   DOLLAR AMOUNTS
ASSETS                                                                                              IN THOUSANDS
---------------------------------------------------------------------------------                  --------------
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.............................                   $  5,004,638
  Interest-bearing balances......................................................                      1,271,514
Securities:
  Held-to-maturity securities....................................................                      1,105,782
  Available-for-sale securities..................................................                      3,164,271
Federal funds sold and Securities purchased under agreements to resell...........                      5,723,829
Loans and lease financing receivables:
  Loans and leases, net of unearned income.......................................                     34,916,196
  LESS: Allowance for loan and lease losses......................................                        581,177
  LESS: Allocated transfer risk reserve..........................................                            429
    Loans and leases, net of unearned income, allowance, and reserve.............                     34,334,590
Assets held in trading accounts..................................................                      2,035,284
Premises and fixed assets (including capitalized leases).........................                        671,664
Other real estate owned..........................................................                         13,306
Investments in unconsolidated subsidiaries and associated companies..............                        210,685
Customers' liability to this bank on acceptances outstanding.....................                      1,463,446
Intangible assets................................................................                        753,190
Other assets.....................................................................                      1,784,796
                                                                                   --------------
Total assets.....................................................................                   $ 57,536,995
                                                                                                   --------------
                                                                                                   --------------
LIABILITIES
Deposits:
  In domestic offices............................................................                   $ 27,270,824
  Noninterest-bearing............................................................     12,160,977
  Interest-bearing...............................................................     15,109,847

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

  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs.........................................................                 14,687,806
  Noninterest-bearing............................................      657,479
  Interest-bearing...............................................   14,030,327
Federal funds purchased and Securities sold under agreements to
  repurchase.....................................................                  1,946,099
Demand notes issued to the U.S. Treasury.........................                    283,793
Trading liabilities..............................................                  1,553,539
Other borrowed money:
  With remaining maturity of one year or less....................                  2,245,014
  With remaining maturity of more than one year through three
    years........................................................                          0
  With remaining maturity of more than three years...............                     45,664
Bank's liability on acceptances executed and outstanding.........                  1,473,588
Subordinated notes and debentures................................                  1,018,940
Other liabilities................................................                  2,193,031
                                                                                ------------
Total liabilities................................................                 52,718,298


EQUITY CAPITAL
Common stock.....................................................                  1,135,284
Surplus..........................................................                    731,319
Undivided profits and capital reserves...........................                  2,943,008
Net unrealized holding gains (losses) on available-for-sale
  securities.....................................................                     25,428
Cumulative foreign currency translation adjustments..............                    (16,342)
                                                                               --------------
Total equity capital.............................................                  4,818,697
                                                                               --------------
Total liabilities and equity capital.............................               $ 57,536,995
                                                                                ------------
                                                                                ------------


    I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                       Robert E. Keilman

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

J. Carter Bacot
Thomas A. Renyi         Directors
Alan R. Griffith

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                                                                Exhibit 7